                                                                    EXHIBIT 25.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                              =====================

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2) _______

                              =====================

                     UNITED STATES TRUST COMPANY OF NEW YORK
               (Exact name of trustee as specified in its charter)

               NEW YORK                                          13-3818954
    (Jurisdiction of incorporation                           (I. R. S. Employer
     if not a U. S. national bank)                           Identification No.)

         114 WEST 47TH STREET
          NEW YORK, NEW YORK                                     10036-1532
         (Address of principal                                   (Zip Code)

                  executive offices)

                                      NONE
            (Name, address and telephone number of agent for service)

                            ========================

                         FAIRPOINT COMMUNICATIONS, INC.
               (Exact name of obligor as specified in its charter)

               DELAWARE                                          13-3725229
    (State or other jurisdiction of                          (I. R. S. Employer
    incorporation or organization)                           Identification No.)

  521 EAST MOREHEAD STREET, SUITE 250
       CHARLOTTE NORTH CAROLINA                                     28202
(Address of principal executive offices)                          (Zip Code)

                   12 1/2% SENIOR SUBORDINATED NOTES DUE 2010
                       (Title of the indenture securities)

                                     GENERAL

1.   GENERAL INFORMATION

     FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

         FEDERAL RESERVE BANK OF NEW YORK (2ND DISTRICT), NEW YORK, NEW YORK
              (BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM)
         FEDERAL DEPOSIT INSURANCE CORPORATION, WASHINGTON, D.C.
         NEW YORK STATE BANKING DEPARTMENT, ALBANY, NEW YORK

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         THE TRUSTEE IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

2.   AFFILIATIONS WITH THE OBLIGOR

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         NONE

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15:

     THE OBLIGOR IS CURRENTLY NOT IN DEFAULT UNDER ANY OF ITS OUTSTANDING SECURITIES FOR WHICH UNITED STATES TRUST COMPANY OF NEW YORK IS TRUSTEE. ACCORDINGLY, RESPONSES TO ITEMS 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 AND 15 OF FORM T-1 ARE NOT REQUIRED UNDER GENERAL INSTRUCTION B.

16.  LIST OF EXHIBITS

     T-1.1        --       ORGANIZATION CERTIFICATE, AS AMENDED, ISSUED BY
                           THE STATE OF NEW YORK BANKING DEPARTMENT TO TRANSACT
                           BUSINESS AS A TRUST COMPANY, IS INCORPORATED BY
                           REFERENCE TO EXHIBIT T-1.1 TO FORM T-1 FILED ON
                           SEPTEMBER 15, 1995 WITH THE COMMISSION PURSUANT TO
                           THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE
                           TRUST INDENTURE REFORM ACT OF 1990 (REGISTRATION NO.
                           33-97056).

     T-1.2        --       INCLUDED IN EXHIBIT T-1.1.

     T-1.3        --       INCLUDED IN EXHIBIT T-1.1.

16.  LIST OF EXHIBITS
     (CONT'D)

     T-1.4        --       THE BY-LAWS OF UNITED STATES TRUST COMPANY OF NEW
                           YORK, AS AMENDED, IS INCORPORATED BY REFERENCE TO
                           EXHIBIT T-1.4 TO FORM T-1 FILED ON SEPTEMBER 15, 1995
                           WITH THE COMMISSION PURSUANT TO THE TRUST INDENTURE
                           ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM
                           ACT OF 1990 (REGISTRATION NO. 33-97056).

     T-1.6        --       THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION
                           321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED
                           BY THE TRUST INDENTURE REFORM ACT OF 1990.

     T-1.7        --       A COPY OF THE LATEST REPORT OF CONDITION OF THE
                           TRUSTEE PURSUANT TO LAW OR THE REQUIREMENTS OF ITS
                           SUPERVISING OR EXAMINING AUTHORITY.

NOTE

AS OF JUNE 28, 2000, THE TRUSTEE HAD 2,999,020 SHARES OF COMMON STOCK OUTSTANDING, ALL OF WHICH ARE OWNED BY ITS PARENT COMPANY, U.S. TRUST CORPORATION. THE TERM "TRUSTEE" IN ITEM 2, REFERS TO EACH OF UNITED STATES TRUST COMPANY OF NEW YORK AND ITS PARENT COMPANY, U. S. TRUST CORPORATION.

IN ANSWERING ITEM 2 IN THIS STATEMENT OF ELIGIBILITY AS TO MATTERS PECULIARLY WITHIN THE KNOWLEDGE OF THE OBLIGOR OR ITS DIRECTORS, THE TRUSTEE HAS RELIED UPON INFORMATION FURNISHED TO IT BY THE OBLIGOR AND WILL RELY ON INFORMATION TO BE FURNISHED BY THE OBLIGOR AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

                               ------------------

PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939, THE TRUSTEE, UNITED STATES TRUST COMPANY OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 28TH OF JUNE 2000.

UNITED STATES TRUST COMPANY
    OF NEW YORK, TRUSTEE

BY: /s/ JOHN GUILIANO
    ----------------------------
    JOHN GUILIANO
    VICE PRESIDENT


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                                                                   EXHIBIT T-1.6

        THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION 321(B) OF THE ACT.

                     UNITED STATES TRUST COMPANY OF NEW YORK
                              114 WEST 47TH STREET
                               NEW YORK, NY 10036

JUNE 28, 2000


SECURITIES AND EXCHANGE COMMISSION
450 5TH STREET, N.W.
WASHINGTON, DC  20549

GENTLEMEN:

PURSUANT TO THE PROVISIONS OF SECTION 321(B) OF THE TRUST INDENTURE ACT OF 1939, AS AMENDED BY THE TRUST INDENTURE REFORM ACT OF 1990, AND SUBJECT TO THE LIMITATIONS SET FORTH THEREIN, UNITED STATES TRUST COMPANY OF NEW YORK ("U.S. TRUST") HEREBY CONSENTS THAT REPORTS OF EXAMINATIONS OF U.S. TRUST BY FEDERAL, STATE, TERRITORIAL OR DISTRICT AUTHORITIES MAY BE FURNISHED BY SUCH AUTHORITIES TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST THEREFOR.


VERY TRULY YOURS,


UNITED STATES TRUST COMPANY
    OF NEW YORK


     /s/ JOHN GUILIANO
     ---------------------------
BY:  JOHN GUILIANO
     VICE PRESIDENT

                                                                   EXHIBIT T-1.7

                     UNITED STATES TRUST COMPANY OF NEW YORK
                       CONSOLIDATED STATEMENT OF CONDITION
                                 MARCH 31, 2000
                                ($ IN THOUSANDS)

ASSETS
CASH AND DUE FROM BANKS                                          $  341,320
SHORT-TERM INVESTMENTS                                               63,345

SECURITIES, AVAILABLE FOR SALE                                      541,852

LOANS                                                             2,569,198
LESS:  ALLOWANCE FOR CREDIT LOSSES                                   17,809
                                                                 ----------
      NET LOANS                                                   2,551,388
PREMISES AND EQUIPMENT                                               58,788
OTHER ASSETS                                                        200,645
                                                                 ----------
      Total Assets                                               $3,757,339
                                                                 ==========
LIABILITIES
DEPOSITS:
      NON-INTEREST BEARING                                       $  890,544
      INTEREST BEARING                                            2,158,793
                                                                 ----------
         TOTAL DEPOSITS                                           3,049,337

SHORT-TERM CREDIT FACILITIES                                        296,646
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                            196,619
                                                                 ----------
      Total Liabilities                                          $3,542,602
                                                                 ==========
STOCKHOLDER'S EQUITY
COMMON STOCK                                                         14,995
CAPITAL SURPLUS                                                      53,041
RETAINED EARNINGS                                                   151,504
UNREALIZED LOSS ON SECURITIES
     AVAILABLE FOR SALE (NET OF TAXES)                              (4,804)
                                                                 ----------

Total Stockholder's Equity                                          214,736
                                                                 ----------
    Total Liabilities and
    Stockholder's Equity                                         $3,757,339
                                                                 ==========

I, RICHARD E. BRINKMANN, MANAGING DIRECTOR & COMPTROLLER OF THE NAMED BANK DO HEREBY DECLARE THAT THIS STATEMENT OF CONDITION HAS BEEN PREPARED IN CONFORMANCE WITH THE INSTRUCTIONS ISSUED BY THE APPROPRIATE REGULATORY AUTHORITY AND IS TRUE TO THE BEST OF MY KNOWLEDGE AND BELIEF.

RICHARD E. BRINKMANN, MANAGING DIRECTOR & CONTROLLER

MAY 16, 2000